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                       SECURITIES AND EXCHANGE COMMISSION
                 450 Fifth Street, N.W., Washington, D.C. 20549

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                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                 M.D. Labs, Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                                    86-0835247
     (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                   Identification No.)


           1719 West University Drive, Suite 187, Tempe, Arizona 85281
               (Address of principal executive offices) (Zip Code)

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         If this Form relates to the  registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.001 par value per share
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                                (Title of class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.
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               Registrant's  Registration  Statement  on  Form  SB-2  under  the
          Securities Act of 1933, No. 333-11821, filed on September 12, 1996 and as amended from time to time thereafter, is incorporated herein by reference, including specifically the "Description of Capital Stock" appearing on pages 39 to 42 of the Prospectus contained therein.



Item 2.   Exhibits
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     1.   Specimen certificate for the Common Stock of Registrant

     2.   Certificate  of  Incorporation  of  Registrant,  as amended - filed as
          Exhibit 3.1 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333- 11821, filed on September 12, 1996 and incorporated herein by reference.

     3. Bylaws of Registrant, as amended - filed as Exhibit 3.2 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-11821, filed on September 12, 1996 and incorporated herein by reference.
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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      M.D. Labs, Inc.
                                      (Registrant)



Dated: October 29, 1996               By:  /S/  HOOMAN NIKZAD
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                                           Hooman Nikzad
                                           Chief Executive Officer and Director
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